Exhibit 99.1

NVIDIA and Synopsys Announce Strategic Partnership to Revolutionize Engineering and Design

Key Highlights

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Multi-year collaboration spans NVIDIA CUDA accelerated computing, agentic and physical AI, and Omniverse digital twins to achieve simulation speed and scale previously unattainable through traditional CPU computing – opening new market opportunities across engineering.

•	To further adoption of GPU-accelerated engineering solutions, the companies will collaborate in engineering and marketing activities.

•	NVIDIA invested $2 billion in Synopsys common stock.

Sunnyvale, Calif., December 1, 2025 – NVIDIA (NASDAQ: NVDA) and Synopsys, Inc. (NASDAQ: SNPS) today announced an expanded, strategic partnership to revolutionize design and engineering across industries.

R&D teams, from the semiconductor industry to aerospace, automotive, industrial and beyond face significant engineering challenges including increasing workflow complexity, escalating development costs and time-to-market pressure. This expanded partnership will integrate the strengths of NVIDIA’s AI and accelerated computing with Synopsys’ market-leading engineering solutions to deliver capabilities enabling R&D teams to design, simulate and verify intelligent products with greater precision, speed and at lower cost. In addition, NVIDIA invested $2 billion in Synopsys common stock at a purchase price of $414.79 per share.

“CUDA GPU-accelerated computing is revolutionizing design — enabling simulation at unprecedented speed and scale, from atoms to transistors, from chips to complete systems, creating fully functional digital twins inside the computer,” said Jensen Huang, founder and CEO of NVIDIA. “Our partnership with Synopsys harnesses the power of NVIDIA accelerated computing and AI to reimagine engineering and design — empowering engineers to invent the extraordinary products that will shape our future.”

“The complexity and cost of developing next-generation intelligent systems demands engineering solutions with a deeper integration of electronics and physics, accelerated by AI capabilities and compute. No two companies are better positioned to deliver AI-powered, holistic system design solutions than Synopsys and NVIDIA,” said Sassine Ghazi, president and CEO of Synopsys. “Together we will re-engineer engineering and empower innovators everywhere to more efficiently realize their innovations.”

Joint Development to Enable Future of Engineering on Accelerated Computing

The multi-year partnership builds on strong, existing technology collaborations between the companies and includes the following initiatives:

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Broadly accelerate Synopsys applications: Using NVIDIA CUDA-X libraries and AI-Physics technologies, Synopsys will further accelerate and optimize its broad portfolio of compute-intensive applications spanning chip design, physical verification, molecular simulations, electromagnetic analysis, optical simulation and more.

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Advance agentic AI engineering: Building on the existing AI collaboration to enable agentic AI workflows, the companies are integrating Synopsys AgentEngineer™ technology with the NVIDIA Agentic AI technology stack — including NVIDIA NIM microservices, NVIDIA NeMo Agent Toolkit software and NVIDIA Nemotron models — to enable autonomous design capabilities for EDA and simulation and analysis workflows.

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Connect the physical and digital worlds through digital twins: The companies will collaborate to enable the next generation of virtual design, testing and validation through the use of highly accurate and sophisticated digital twins for industries such as semiconductor, robotics, aerospace, automotive, energy, industrial, healthcare and beyond. These solutions will utilize NVIDIA Omniverse, NVIDIA Cosmos and other technologies.

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Cloud-ready solutions: Synopsys and NVIDIA plan to make the power of accelerated engineering solutions accessible to engineering teams of all sizes by enabling cloud access for GPU-accelerated engineering solutions.

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Develop joint go-to-market initiatives: To drive market adoption, the companies also have agreed to develop joint go-to-market initiatives to broadly reach engineering teams across multiple industries with both on-premise and cloud-ready solutions. This go-to-market effort will utilize Synopsys’ global network of thousands of direct sellers and channel partners, building on Synopsys’ broad customer base and existing agreement to license, sell, and support Omniverse technology embedded in Synopsys simulation solutions.

This partnership is not exclusive. NVIDIA and Synopsys continue to partner with the broader semiconductor and electronic design automation (EDA) ecosystem to create shared growth opportunities for the future of engineering and design.

Press Conference: The CEOs of NVIDIA and Synopsys will conduct a webcast press conference today at 7 a.m. PST (10 a.m. EST) to discuss the announcement. The webcast will be available for the public to listen in here: https://events.q4inc.com/attendee/183492820

About NVIDIA

NVIDIA (NASDAQ: NVDA) is the world leader in AI and accelerated computing.

NVIDIA Forward-Looking Statements

Certain statements in this press release including, but not limited to, statements as to: CUDA GPU-accelerated computing revolutionizing design — enabling simulation at unprecedented scale, from atoms to transistors, from chips to complete systems, creating fully functional digital twins inside the computer; NVIDIA’s partnership with Synopsys harnessing the power of NVIDIA accelerated computing and AI to reimagine engineering and design — empowering engineers to explore more ideas, simulate faster, and invent the extraordinary products that will shape the future; expectations with respect to growth, performance and benefits of NVIDIA’s products, services, and technologies, and related trends and drivers; expectations with respect to supply and demand for NVIDIA’s products, services, and technologies; expectations with respect to NVIDIA’s third party arrangements, including with its collaborators and partners; expectations with respect to technology developments and related trends and drivers; expectations with respect to market growth and trends; expectations with respect to AI and related industries; and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections based on management’s beliefs and assumptions and on information currently available to management and are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic and political conditions; our reliance on third parties to manufacture, assemble, package and test our products; the impact of technological development and competition; development of new products and technologies or enhancements to our existing product and technologies; market acceptance of our products or our partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of our products or technologies when integrated into systems; and changes in applicable laws and regulations, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

About Synopsys

Synopsys, Inc. (Nasdaq: SNPS) is the leader in engineering solutions from silicon to systems, enabling customers to rapidly innovate AI-powered products. We deliver industry-leading silicon design, IP, simulation and analysis solutions, and design services. We partner closely with our customers across a wide range of industries to maximize their R&D capability and productivity, powering innovation today that ignites the ingenuity of tomorrow. Learn more at www.synopsys.com.

© 2025 Synopsys, Inc. All rights reserved. Synopsys, Ansys, the Synopsys and Ansys logos, and other Synopsys trademarks are available at https://www.synopsys.com/company/legal/trademarks-brands.html. Other company or product names may be trademarks of their respective owners.

Synopsys Forward-Looking Statements

This press release includes certain forward-looking statements regarding the demand and market outlook, products, business, strategies and opportunities of Synopsys and NVIDIA, including the benefits, impact and performance of NVIDIA’s AI and accelerated computing platform and Synopsys’ engineering solutions; Synopsys and NVIDIA’s collaboration efforts to redesign engineering and design across industries; expectations regarding the anticipated benefits of the multi-year partnership and specific initiatives, including for engineering teams and customers; expectations regarding the ability to harness AI efficiencies; and expectations with respect to technology developments and trends. These statements involve risks, uncertainties and other factors that could cause actual results, time frames or achievements to differ materially from those expressed or implied in such forward-looking statements. Such risks, uncertainties and factors include but are not limited to macroeconomic environment and global economic conditions; NVIDIA’s reliance on third parties to manufacture, assemble, package and test its products; the impact of technological development and competition; development of new products and technologies or enhancements to Synopsys’ and NVIDIA’s existing product and technologies; market acceptance of Synopsys’, NVIDIA’s or their partners’ products; changes in consumer preferences or demands; changes in industry standards and interfaces; and changes in applicable laws and regulations, including the impact of China export control restrictions; and the risks more fully described in filings Synopsys and NVIDIA make with the SEC from time to time, including in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. The information provided herein is as of the date hereof. Synopsys and NVIDIA assume no obligation and do not intend to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, unless required by law. Neither Synopsys nor NVIDIA gives any assurance that either Synopsys or NVIDIA will achieve its expectations.

Many of the features and products described herein remain in various stages and will be offered on a when-and-if-available basis. The statements above are not intended to be, and should not be interpreted as a commitment, promise, or legal obligation, and the development, release, and timing of any features or functionalities described are subject to change and remains at the sole discretion of Synopsys. Synopsys will have no liability for failure to deliver or delay in the delivery of any of the products, features or functions set forth herein.

Contacts

Media	Synopsys, Inc. corp-pr@synopsys.com NVIDIA Corporation press@nvidia.com

Investors	Synopsys, Inc. Tushar Jain synopsys-ir@synopsys.com NVIDIA Corporation Toshiya Hari Investor Relations toshiyah@nvidia.com